Exhibit 99.2

 Investor Presentationmarch 7, 2018  www.thorindustries.com

 Forward Looking Statements  This presentation includes certain statements that are “forward looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon Thor, and inherently involve uncertainties and risks. These forward looking statements are not a guarantee of future performance. We cannot assure you that actual results will not differ from our expectations. Factors which could cause materially different results include, among others, raw material and commodity price fluctuations, raw material or chassis supply restrictions, the level of warranty claims incurred, legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers, the costs of compliance with governmental regulation, legal and compliance issues including those that may arise in conjunction with recent transactions, lower consumer confidence and the level of discretionary consumer spending, interest rate fluctuations, the potential impact of interest rate fluctuations on the general economy and specifically on our dealers and consumers, restrictive lending practices, management changes, the success of new and existing products and services, consumer preferences, the pace of obtaining and producing at new production facilities, the pace of acquisitions and the successful closing and financial impact thereof, the potential loss of existing customers of acquisitions, the integration of new acquisitions, our ability to retain key management personnel of acquired companies, a shortage of necessary personnel for production, the loss or reduction of sales to key dealers, the availability of delivery personnel, asset impairment charges, cost structure changes, competition, the impact of potential losses under repurchase agreements, the potential impact of the strength of the U.S. dollar on international demand, general economic, market and political conditions, changes to investment and capital allocation strategies or other facets of our strategic plan, and other risks and uncertainties including those discussed more fully in ITEM 1A of our Annual Report on Form 10-K for the year ended July 31, 2017 and Part II, Item 1A of our quarterly report on Form 10-Q for the period ended January 31, 2018. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based, except as required by law.  2

 Thor Operating Entities  3  Joint Venture

 Table of Contents  Overview and Current Industry Conditions 5Second Quarter 2018 Update 16 Appendix: Financial & Market Data 23  4

 5  Overview and Current Industry Conditions

Thor – Strong Investment Appeal

» Solid growth company throughout its 37-year history – 27.9% compounded annual five-year EPS growth*

- Balance of organic growth and accretive acquisitions

» Market leader in a growing industry – Recreational Vehicle (RV) shipments grew 17.2% in calendar 2017 to a record level of 504,599 units, and a five-year CAGR of 12.0%**

» History of returning cash to shareholders via dividends and stock buybacks – more than $1 billion returned to shareholders over Thor's history

» Strong financial position – increased profitability and solid balance sheet

Net Sales
(Continuing Ops., $ millions)



5-year CAGR: 22.4%
+ 27.5%
$3,242
$3,525
$4,007
$4,582
$7,247
$3,297
$4,203
FY13
FY14
FY15
FY16
FY17
2Q17 YTD
2Q18 YTD

Diluted EPS
(Continuing Ops.)



5-year CAGR: 27.9%
+ 44.9%
$2.86
$3.29
$3.79
$4.91
$7.09
$2.72
$3.94
FY13
FY14
FY15
FY16
FY17
2Q17 YTD
2Q18 YTD

Quarterly Dividends***
(Fiscal Years Ended July 31)



5-year CAGR: 15.5%
$0.18
$0.23
$0.27
$0.30
$0.33
$0.37
FY13
FY14
FY15
FY16
FY17
FY18

* Based on Diluted EPS from continuing operations
** Source: RVIA, RV Shipments, YTD December 2017
*** In addition to regular quarterly dividends, Thor paid special dividends of $1.50 in FY13 and $1.00 in FY14. The declaration of future dividends and the establishment of the per share amounts, record dates and payment dates for any such future dividends are subject to compliance with the credit facility and determination of the Board, and are dependent upon future earnings, cash flows and other factors.

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Solid Economic Fundamentals Support Continued RV Industry Growth

Continued Favorable Macro Environment

- » High consumer confidence
- » Favorable general employment and wage trends
- » Continued gains in household wealth
- » Low interest rate environment
- » Wide credit availability for both wholesale and retail
- » Stable fuel prices and wide availability
- » Favorable demographics

Favorable macro environment supports strong industry performance:

12%

CAGR IN NEW RV UNIT SHIPMENTS SINCE 2012 *

34%

OF RVS SOLD IN 2016 WERE TO FIRST-TIME BUYERS – 8 IN 10 OF THOSE NEW BUYERS WERE UNDER AGE 65 **

* Source: RVIA, RV Shipments, YTD December 2017
** Source: RVIA, RV Industry Power Breakfast Presentation, May 2017

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 Consumer Trends Support Continued RV Industry Growth  8  The Opportunity: If an additional 1% of potential first-time buyers interested in new RVs enter the RV lifestyle, that represents the potential for an additional 166,000 units in an industry that recorded 504,599 units** in calendar 2017.   ** Source: RVIA, RV Industry Power Breakfast Presentation, May 2017 ** Source: RVIA, RV Shipments, YTD December 2017  Consumers identified as “Active Family Adventurers,” “Adult Adventurers” or “Nature Lovers” =Most likely groups to own or rent an RV in the future *  Potential first-time buyers were interested in NEW RVs *  Potential first-time buyers have investigated purchase or visited an RV showroom or dealership *  Potential RV Buyers

Trends Driving Growth: Demographics






EAGLE

- **+3.4 MILLION** new households have started camping since 2014 *
- Gen X and Millennials made up 72% of campers in 2016 *
- Younger campers looking for affordable recreation experiences
- Interested in trying different accommodations, including RVs

- Latino, African American, Asian and other ethnicities represented 39% of new campers in 2016; 26% of all campers *
- RV camping viewed as an attractive way to spend time with families and friends

MORE POTENTIAL RV BUYERS **

POPULATION:	DRIVERS:
+159%	2X

SINCE 1970

* Source: KOA 2017 North American Camping Report
** Source: RVIA, RV Industry Power Breakfast Presentation, May 2017

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Trends Driving Growth: Lifestyle







Recreational sports

» $887 billion spent on "outdoor recreation" in 2016*

» Trend toward getting more active and leading a healthier lifestyle

» Growing use of RVs with youth sports leagues and tournaments

Camping

» In 2016, 37.1 million U.S. households camped at least once during the year, and 22% of them were RV campers**

  » Opportunity to convert campers into RV campers

» Increasing availability of technology in RVs makes them more attractive to younger consumers

Wide variety of uses

» Tailgating at spectator sports, from college and professional football to auto racing and youth sports, continues to grow

» Lifestyle events, such as equestrian events, pet and craft shows, are also growing demand for RVs

» Flexibility of using RVs makes them ideal for shorter vacations/weekend getaways

* Source: "The Outdoor Recreation Economy Report" Outdoor Industry Association, 2017
** Source: KOA 2017 North American Camping Report

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 Trends Driving Growth: Affordability, Flexibility & Convenience   11           * Source: RVIA 2016 Industry Profile  Benefits of RV TravelRV vacations offer greater savings over those taken using a personal car or airline, staying in a hotel or rental home, and eating in restaurants, regardless of duration, distance, or region of the country visited*Added bonus: RVs offer the opportunity for frequent and unplanned getaways to spend quality time outdoors with family and friends in favorite destinations  The ability to go where you want, when you want, with few restrictions or limitations is precisely what attracts many to the RV marketRVs offer a comfortable bed, a kitchen, and a restroom Wide variety of RV price points and amenities creates affordable RV options for a wide range of budgets

Health of the RV Channel

Dealer Inventory Levels:

- Overall dealer inventory levels remain healthy
- Total days in inventory at dealers are appropriate for current industry conditions
- Average age of RV inventory on dealer lots remains low
- Used inventory levels remain low, supporting trade-in values and demand for new RVs

Wholesale Financing:

- Credit broadly available
- Normal credit line utilization
- New lenders have entered the market since the downturn ended
- Lenders remain disciplined with curtailments motivating dealers to focus on turning inventory

Retail Financing:

- Credit broadly available
- Lenders remain disciplined on down payments and terms
- Minimal sub-prime exposure

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Opportunities for Continued Growth – Product Innovations & Manufacturing

Growth Levers

» Continuous investments in new products, features and floorplans
  - Short product development cycle enables us to introduce new models every year, reinforcing the consumer trade-in cycle

» Organic growth through continued investment in new facilities, production lines and equipment
  - Invested $115 million during fiscal 2017 on property, plant and equipment; approximately $175 million investment expected in fiscal 2018

» Improvements in operating efficiencies to drive margin growth
  - Ongoing efforts to implement continuous process improvement, enhance scheduling and optimize production runs at all production plants


OUTBACK

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 Opportunities for Continued Growth – Further Market Penetration  14  Growth Levers   Expanded Thor marketing effortsMarketing to younger families and more diverse consumer segmentsGo Your Own Way™ Campaign launched September 2017Geographic expansion Recent new and expanded campuses added over the last two years Future planned campus expansions slated for Ohio and Idaho

 Opportunities for Continued Growth –Investing in Adjacent RV Categories  15  Growth Levers   Formed joint venture (TH2) with leading tourism and RV company, Tourism Holdings Ltd., (thl) – dedicated to providing benefits of digital connectivity to the worldwide RV marketplace Objective to deliver an industry-best collection of digital products and services tailored especially for RV owners and users, with a goal to improve every aspect of the RV experiencePlatform includes existing successful products such as: Cosmos, Roadtrippers (www.roadtrippers.com), Mighway (www.mighway.com) and CamperMate (www.campermate.co.nz/welcome/index)

 16  Second Quarter 2018 Update

Second Quarter Key Messages

Strategic Execution

- All-time **record 2nd quarter revenues and profit**
- **Double-digit sales growth** in both segments – Towables (+26.9%) and Motorized (+17.9%)
- **Execution of our strategic plan**
  - Capacity expansions
  - Q2 year-over-year margin enhancement
  - 2017 Market Share gains – Towables & Motorized (A's and C's)

Robust Consumer Demand

- Consolidated RV backlog increased nearly 34% to $2.8 billion as of January 31, 2018, versus $2.1 billion as of January 31, 2017
- Demand driven by continued strong consumer preference for our more affordably-priced travel trailers and motorhomes with innovative and unique floorplans and features

Outlook

- Tight labor market in Northern Indiana and some inflationary price increases in certain raw materials – tougher year-over-year comparatives in the second half of the fiscal 2018 year
- Continued strength in the RV industry is supported by:
  - Favorable demographic trends and an expanding RV buying base
  - High consumer confidence and positive macro economics
- We are confident fiscal 2018 will be another year of meaningful growth

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 Second Quarter 2018 Results Up Double Digits  18  All-time record 2nd quarter sales and net income Gross profit up, primarily attributable to the increase in sales, and also operating efficiencies attained in the past year, primarily by JaycoSecond quarter diluted EPS of $1.51, up 22.8%. As a result of the Tax Cuts and Jobs Act (the “Tax Act”) enacted in December 2017, the Company’s effective tax rate for the quarter was 43.5%, driven primarily by an income tax charge related to the revaluation of its net deferred tax assets, partially offset by the year-to-date benefit of the lower federal tax rate provided under the Tax Act New consumers continuing to embrace the benefits of RVing

 Second Quarter 2018 – Towables  19  Towable Segment  Continued mix shift toward more affordably-priced travel trailers and fifth wheelsMarket share continued to improve through December 2017, with U.S. Towable share increasing from 48.0% to 48.5%, while Canadian Towable share fell slightly from 55.4% to 55.1%*Demand remains strong -Towable backlog up 37.3%  * Source: Statistical Surveys, Inc. YTD December 31, 2017 vs. YTD December 31, 2016

Second Quarter 2018 - Motorized


Four Winds

Motorized Segment

- Continued mix shift toward more moderately-priced Class C and gas Class A motorhomes
- Market share momentum continued through December 2017, with U.S. Class A and C market share increasing from 37.8% to 41.2% and Canadian Class A and C market share increasing from 37.6% to 40.9%*
- Demand remains strong - Motorized backlog up 28.0%

Net Sales
($ millions)


+17.9%
$475.0
$559.9
2QFY17
2QFY18

Gross Profit
($ millions)


+25.2%
$50.3
$63.0
2QFY17
2QFY18

Income Before Tax
($ millions)


+31.8%
$28.5
$37.5
2QFY17
2QFY18

Backlog
($ millions)


+28.0%
$766.9
$981.8
2QFY17
2QFY18

* Source: Statistical Surveys, Inc. YTD December 31, 2017 vs. YTD December 31, 2016

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 Key Stats – 2Q(As of or For the Quarters Ended January 31)  21  +24.1%  Income Statement  Balance Sheet & Working Capital  40 basis point increase  * For the fiscal years ended July 31

 Historical Key Stats (As of or For the Fiscal Years Ended July 31)  22  5-year CAGR: 22.4%  Income Statement  Balance Sheet & Cash Flow   5-year CAGR: 28.7%

 Appendix: Financial & Market Data  23

Thor's RV Product Range

Towable Segment

Travel Trailers
hitch to the bumper of the tow vehicle;
retail price <$10,000 - $150,000





Fifth Wheels
hitch to a specially mounted hitch in the bed of a pickup truck;
retail price $25,000 - $185,000





Specialty Trailers
includes camping trailers, truck campers and horse trailers with living quarters;
retail price <$10,000 - $110,000





Motorized Segment

Class A
fully enclosed, bus-style motorhome;
retail price $70,000 - $700,000



Class C
living area built on van or pickup chassis;
retail price $50,000 - $250,000



Class B
van motorhomes;
retail price $150,000 - $250,000



Note: Retail prices noted above are general ranges.

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Seasonal Shipment Patterns  25  ** Source: Statistical Surveys, Inc., U.S. and Canada** Source: Recreation Vehicle Industry Association  Dec-17

 RV Wholesale Market Trends (Units 000s)   26  Historical Data: Recreation Vehicle Industry Association (RVIA)(e) Calendar year 2018 represents most recent RVIA estimate as of Winter RV Roadsigns, published in December 2017  5-year CAGR: 12.0%

 RV Wholesale Market Towable Trends (Units 000s)  27  Historical Data: Recreation Vehicle Industry Association (RVIA)(e) Calendar year 2018 represents most recent RVIA estimate as of Winter RV Roadsigns, published in December 2017

 RV Wholesale Market Motorized Trends (Units 000s)  28  Historical Data: Recreation Vehicle Industry Association (RVIA)(e) Calendar year 2018 represents most recent RVIA estimate as of Winter RV Roadsigns, published in December 2017

 Consumer Confidence   29  Historical Data: The Conference Board, Consumer Confidence Survey ®

 RV Industry Demand  Industry retail demand has shifted toward lighter-weight, more affordably-priced towables and gas Class A and Class C motorhomes as consumers seek valueWholesale units typically outpace retail in the early part of the calendar year; historically sales become more balanced as we reach the peak retail selling season  30    2015  2016  2017  Industry Retail Registrations*  375,420 units (+14.2%)  416,054 units (+10.8%)  465,272 units (+11.8%)  Industry Wholesale Shipments**  374,246 units (+4.9%)  430,691 units (+15.1%)  504,599 units (+17.2%)  ** Statistical Surveys, Inc., includes US and Canada. 2015, 2016 & 2017 Full Year Actual** RVIA wholesale shipments for full years 2015, 2016 & 2017  Calendar Year

 Thor Dealer Inventory  Dealers optimistic about calendar 2018 demand, with inventories at appropriate levels to support the spring selling seasonDealers indicating their strategic preference to carry more inventory to satisfy demand on a timely basisLenders are comfortable with current dealer inventory turns and current credit line utilization; a slight reduction in average age of Thor units on dealers’ lots is reflective of a healthy dealer inventory  31    January 31, 2018  January 31, 2017  Unit Change  % Change  155,650  124,000  31,650  25.5%  Dealer Inventory (units)

 RV Industry Retail Market Share  32  ** Source: Statistical Surveys, Inc., U.S. and Canada** Thor adjusted to include historical results of Jayco, Livin’ Lite, Bison Coach, K-Z, Inc., Cruiser RV, and DRV Luxury Suites for all periods presented ** Forest River includes Palomino, Coachmen, Prime Time, Shasta and Dynamax

 Thor RV Retail Market Share Trend (Units)  33  * Source: Statistical Surveys Inc., U.S. and Canada, calendar years 2012-17. Historical results adjusted to include results of Jayco, Livin’ Lite, Bison Coach, K-Z, Inc., Cruiser RV and DRV Luxury Suites for all periods presented. Note: Towable market share includes Travel Trailers, Fifth Wheels, Camping Trailers and Park Models.